UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2016

Carter Validus Mission Critical REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4890 West Kennedy Blvd.

Suite 650

Tampa, Florida 33609

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Increase in Pool Availability under KeyBank Credit Facility

As previously reported in a Current Report on Form 8-K filed on December 28, 2015, Carter Validus Operating Partnership II, LP (“CVOP II”), the operating partnership of Carter Validus Mission Critical REIT II, Inc. (the “Company”), and certain of the Company’s subsidiaries amended certain agreements related to the Company’s credit facility (the “KeyBank Credit Facility”) to add Woodforest National Bank, USAmeribank and Renasant Bank as lenders and to increase the maximum commitments available under the KeyBank Credit Facility from $180,000,000 to an aggregate of up to $265,000,000, consisting of a $240,000,000 revolving line of credit, with a maturity date of December 22, 2018, subject to CVOP II’s right for one, 12-month extension period, and a $25,000,000 term loan, with a maturity date of December 22, 2019, subject to CVOP II’s right for one, 12-month extension period (the “KeyBank Credit Facility Amendment”). Subject to certain conditions, the KeyBank Credit Facility can be increased to $550,000,000.

On June 1, 2016, in connection with the Company’s acquisition of three properties, of which two are data centers and one is a healthcare facility, CVOP II, through a wholly-owned subsidiary, entered into a joinder agreement with KeyBank National Association to add the properties to the pool of the KeyBank Credit Facility, which increased CVOP II’s pool availability under the KeyBank Credit Facility by approximately $11,610,000. As of June 3, 2016, CVOP II had a total pool availability under the KeyBank Credit Facility of $233,778,000 and an aggregate outstanding balance of $70,000,000. As of June 3, 2016, $163,778,000 remained available to be drawn on the KeyBank Credit Facility.

The actual amount of credit available under the KeyBank Credit Facility is a function of certain loan-to-cost, loan-to-value and debt service coverage ratios contained in the KeyBank Credit Facility Amendment.

The material terms of the joinder agreement are qualified in their entirety by the terms of the agreement attached hereto as Exhibit 10.1, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Joinder Agreement, dated June 1, 2016, by HCII HPI-3115 SW 89TH STREET, LLC, DCII-5225 EXCHANGE DRIVE, LLC, and DCII-3255 NEIL ARMSTRONG BOULEVARD, LLC to KeyBank National Association, as Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT II, Inc.

Dated: June 3, 2016	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer